Exhibit 10.1

Subscription Agreement

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Workhorse Group Inc.

100 Commerce Drive

Loveland, OH 45140

Ladies and Gentlemen:

The undersigned understands that Workhorse Group Inc., a corporation organized under the laws of Nevada (the “Company”), is offering an aggregate of 1,250,000 Units, each consisting of (i) one share of its Series B Preferred Stock, stated value $20.00 per share and (ii) warrants (the “Warrants”) to purchase 7.41 shares of its common stock (“Common Stock”), par value $0.001 per share (collectively, the “Units” or the “Securities”) in a private placement. This offering is made pursuant to the Confidential Private Placement Memorandum, dated May 30, 2019 (the “Offering Document”), all as more particularly described and set forth in the Offering Document. The undersigned further understands that the offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

1. Subscription. Subject to the terms and conditions hereof and the provisions of the Offering Documents, the undersigned hereby irrevocably subscribes for the Securities set forth in Appendix A hereto for the aggregate purchase price set forth in Appendix A, which is payable as described in Section 4 hereof. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the “Subscription Agreement”).

2. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof. Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3. The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place electronically, at one or more closings, the first of which is expected to occur on May 31, 2019, or at such other time and place as the Company may designate by notice to the undersigned, and at one or more additional closings on or prior to June 30, 2019.

4. Payment for Securities. Payment for the Securities shall be received by the Company from the undersigned by wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing, in the amount as set forth in Appendix A hereto. The Company shall deliver certificates representing the Securities to the undersigned at the Closing bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

5. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that, except as set forth in the SEC Reports (as defined below):

(a) Organization and Qualification; Valid and Enforceable Agreements. The Company is a corporation duly formed, validly existing and in good standing under the laws of Nevada, with full corporate power and authority to conduct its business as it is currently being conducted, to own its assets and to execute and deliver this Subscription Agreement, the warrant agreement entered into on the date hereof with the undersigned with respect to the Warrants (the “Warrant Agreement”) and the certificate of designations (the “Certificate of Designations”) with respect to the Series B Preferred Stock (together, the Transaction Documents”). The Company is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect (as defined below). Each of the Transaction Documents constitutes, and upon execution and delivery by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar Laws (as defined below) of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Valid Issuance. The Securities have been duly authorized by the Company and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement and the Warrant Agreement, as applicable, will be validly issued, fully paid and nonassessable.

(c) Underlying Securities. The Company has reserved from its duly authorized capital stock the shares of Common Stock issuable upon exercise of the Warrants. The shares of the Company’s Common Stock issuable upon exercise of the Warrants have been duly authorized by the Company and, when issued, delivered and paid for in the manner set forth in the Warrant Agreement, will be validly issued, fully paid and non-assessable. The shares of the Company’s Common Stock issuable as Dividend Shares (as defined in the Certificate of Designation) on the Series B Preferred Stock will be, when issued and delivered in the manner set forth in the Certificate of Designation, duly authorized, validly issued, fully paid and non-assessable.

(d) No Registration. Assuming the accuracy of the representations made by the undersigned herein, the offer and sale by the Company of the Securities are not required to be registered pursuant to the provisions of Section 5 of the Securities Act.

(e) SEC Documents. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Reports, and none of the SEC Reports, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission.

(f) Offering Document. The Offering Document, as of its date and as of the date hereof, did not contain and does not contain, as applicable, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

(g) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the SEC Reports.

(h) Indebtedness. There is no indebtedness of the Company having the right to vote on any matters on which holders of shares of capital stock or other equity interests of the Company may vote. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Company, nor are there any contracts, licenses, leases, agreements, obligations, promises, undertakings, understandings, arrangements, documents, commitments, entitlements or engagements under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied) (collectively, “Contracts”) with respect to the voting, sale or transfer of any shares of capital stock or other equity interests of the Company. Except for the Securities, the Dividend Shares and the shares of Common Stock issuable upon exercise of the Warrants, there are no (i) options, warrants or other rights to subscribe for or purchase any capital stock or other equity interests of the Company, or securities convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire, any capital stock or other equity interests of the Company, or (ii) preemptive rights or rights of first refusal or first offer, or Contracts by which the Company is bound, relating to any capital stock or other equity interests of the Company. The Company does not currently maintain, nor does the Company have any ongoing liability for, any stock option plan or any other plan or agreement providing for equity compensation of any person.

(i) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company, any subsidiary (i) which questions the validity of this Subscription Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto, or (ii) involving any of their respective properties or assets. To the knowledge of the Company, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary or any of their respective executive officers or directors in their capacities as such.

(j) Compliance with Law. The Company and its subsidiaries have all material franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect (as defined below).

(k) No Violation. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect. For the purposes of this Subscription Agreement, “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of this Subscription Agreement or the other Transaction Documents, (ii) a material adverse effect on the business, operations, properties, or financial condition of the Company, its subsidiaries, individually, or in the aggregate and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Subscription Agreement or the other Transaction Documents in any material respect or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under this Subscription Agreement.

(l) No Conflicts. The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the charter, bylaws or other organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any subsidiary is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company or any subsidiary under any agreement or any commitment to which the Company or any subsidiary is a party or by which the Company, or any Subsidiary is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company, or any subsidiary are bound or affected, provided, however, that, excluded from the foregoing in all cases are such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(m) Governmental Approvals. The making, entry into, issuance and sale of this Securities and the performance of the Company’s obligations hereunder (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (b) will not violate any applicable Law or the charter, bylaws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, other than any such violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company, any of its subsidiaries or the Company’s or its subsidiaries’ assets, or give rise to a right thereunder to require any payment to be made by any such person, other than any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any of the Company or any of its subsidiaries. For the purposes of this Subscription Agreement, (i) “Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation, regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any State, territory, county, city or other political subdivision of the United States, and (ii) “Law” means, collectively, all international, foreign, federal, state, provincial, territorial, municipal and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

(n) Investment Company. The Company is not and, after giving effect to the transactions contemplated by the Transaction Documents, will not be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(o) No Integrated Offerings & No General Solicitation. Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Securities or any similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, so as to require the issuance and sale of the Securities to be registered under the Securities Act. Neither the Company nor anyone acting on its behalf has engaged, directly or indirectly, in any form of general solicitation or general advertising with respect to the offering of the Securities (as those terms are used in Regulation D) or otherwise in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(p) Taxes. All taxes imposed on the Company in connection with the issuance, sale and delivery of the Securities have been or will be timely and fully paid, and all Laws imposing such taxes have been or will be fully satisfied by the Company.

(q) No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Subscription Agreement or the transactions contemplated hereby.

6. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a) General.

(i) The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder. Such purchase of Securities will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned except as would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the ability of the undersigned to perform its obligations under this Subscription Agreement.

(ii) The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii) No consent, approval, order or authorization of, or qualification with, any governmental body or agency or regulatory authority is required on the part of the undersigned in connection with the execution, delivery or performance of this Subscription Agreement and the consummation of the transactions contemplated hereby, other than (i) as has been obtained and will be effective as of the Closing Date, (ii) as required to be filed or obtained after the Closing Date under applicable federal and state securities laws, and (iii) where the failure to so file or obtain any such consent, approval, order, authorization or qualification would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the ability of the undersigned to perform its obligations under this Subscription Agreement.

(b) Information Concerning the Company.

(i) The undersigned has received a copy of the Offering Document and the Transaction Documents. The undersigned has not been furnished any offering literature other than the Offering Document and has relied only on the information contained therein.

(ii) The undersigned understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in the Offering Document and in this Subscription Agreement. The undersigned represents that it is able to bear any loss associated with an investment in the Securities.

(iii) The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided in the Offering Document or otherwise by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned's authority to invest in the Securities.

(iv) The undersigned is familiar with the business and financial condition and operations of the Company, all as generally described in the Offering Document. The undersigned has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(v) The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned's representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(vi) The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering. This Subscription Agreement shall thereafter have no force or effect and the Company shall return the previously paid subscription price of the Securities, without interest thereon, to the undersigned.

(vii) The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c) Non-reliance.

(i) The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents that are described in the Offering Document and Transaction Documents shall not be considered investment advice or a recommendation to purchase the Securities.

(ii) The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

(d) Status of Undersigned.

(i) The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned's own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii) The undersigned is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and State Securities Laws in connection with the purchase and sale of the Securities.

(e) Restrictions on Transfer or Sale of Securities. As applies to the Purchaser:

(i) The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The undersigned understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission's rules, the undersigned may dispose of the Securities principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time.

(iii) The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

7. Covenants of the Company. The Company hereby covenants as follows:

(a) Validly Issued Shares. All (i) shares of Common Stock that may be issued upon exercise of the Warrants, assuming full payment therefor in accordance with the terms of the Warrant Agreement, and upon delivery by the Company, and (ii) and all Dividend Shares (as defined in the Certificate of Designation) on the Series B Preferred Stock, will be duly authorized and validly issued, fully paid and nonassessable, free from all stamp taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims (other than security interests, encumbrances and claims to which the holder is subject prior to or upon the issuance of the applicable Common Stock, restrictions under applicable federal and/or state securities Laws and any other applicable transfer restrictions described in the Warrant Agreement or Certificate of Designation, as applicable).

(b) Reservation of Shares. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Common Stock as shall be sufficient to enable the Company to issue Common Stock upon (i) exercise of the Warrant in accordance with the terms of the Warrant Agreement and (ii) payment of the Dividend Shares in accordance with the terms of the Certificate of Designation.

(c) Listing of Common Stock. To the extent applicable, the Company shall promptly secure the listing of the shares of Common Stock (i) issuable upon exercise of the Warrants on The Nasdaq Stock Market LLC (or such other principal trading exchange or market on which the Common Stock is then listed) after such time as such shares of Common Stock are no longer required to contain the legend referred to in the Warrant Agreement, and provide to the holder evidence of such listing, and (ii) issued to the undersigned as Dividend Shares on The Nasdaq Stock Market LLC (or such other principal trading exchange or market on which the Common Stock is then listed) upon their issuance to the undersigned in accordance with the terms of the Certificate of Designation.

(d) Compliance with Rule 144. The Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as the holder owns any Securities, if the Company is not required to file reports pursuant to such Laws, it will prepare and furnish to the holder and make publicly available in accordance with Rule 144 such information as is required for the holder to sell Securities under Rule 144. So long as the Securities are not registered under the Securities Act, the Company further covenants that it will take such further action as the holder may reasonably request and is within the Company’s control, all to the extent required from time to time to enable the holder to sell such Securities without registration under the Securities Act within the limits of the exemptions provided by Rule 144.

(e) Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the holder of such Securities or any assignee of the holder.

(f) Registration Rights. The Company shall use its commercially reasonable efforts to file with the Commission and cause to be declared effective by the Commission a registration statement for resale by the undersigned or any transferee therefrom of the Dividend Shares and the shares of Common Stock issuable upon exercise of the Warrants no later than thirty (30) days after the Closing Date.

8. Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the Securities specified in Appendix A and of the Company to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

9. Obligations Irrevocable. The obligations of the undersigned shall be irrevocable.

10. Legend. The certificates representing the Securities sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

11. Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

12. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

13. Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

14. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the Borough of Manhattan in New York City, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

15. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

17. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

18. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	100 Commerce Drive Loveland, OH 45140 E-mail: duane.hughes@workhorse.com Attention: Chief Executive Officer

with a copy to:	Fleming PLLC E-mail: Attention: Stephen M. Fleming, Esq.

If to the Purchaser:	[PURCHASER ADDRESS] E-mail: [E-MAIL ADDRESS] Attention: [TITLE OF OFFICER TO RECEIVE NOTICES]

with a copy to:	[PURCHASER LAW FIRM] E-mail: [E-MAIL ADDRESS] Attention: [ATTORNEY NAME]

19. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

20. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, (ii) changes in the transactions, documents and instruments described in the Offering Document which are to the benefit of the undersigned and (iii) the death or disability of the undersigned.

21. Notification of Changes. The undersigned and the Company each hereby covenants and agrees to notify the other upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned or the Company, as applicable, contained in this Subscription Agreement to be false or incorrect.

22. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ OF May, 2019.

PURCHASER (if an individual):	PURCHASER (if an entity):

By:
Name:	Legal Name of Entity

By:
Name:
Title:

State/Country of Domicile or Formation:

Aggregate Subscription Amount:
US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to __________ Units.

WORKHORSE GROUP INC.

By:
Name:
Title:

APPENDIX A

Consideration To Be Delivered

Securities to Be Acquired	Aggregate Purchase Price to be Paid

______________ Units	US$ _________________

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